SunCoke Energy Partners, L.P. Q3 2018 Earnings Conference Call October 25, 2018 Exhibit 99.2

Forward-Looking Statements This slide presentation should be reviewed in conjunction with the Second Quarter 2018 earnings release of SunCoke Energy Partners, L.P. (SXCP) and conference call held on October 25, 2018 at 8:30 a.m. ET. Some of the information included in this presentation constitutes “forward-looking statements.” All statements in this presentation that express opinions, expectations, beliefs, plans, objectives, assumptions or projections with respect to anticipated future performance of SunCoke Energy, Inc. (SXC) or SXCP, in contrast with statements of historical facts, are forward-looking statements. Such forward-looking statements are based on management’s beliefs and assumptions and on information currently available. Forward-looking statements include information concerning possible or assumed future results of operations, business strategies, financing plans, competitive position, potential growth opportunities, potential operating performance improvements, the effects of competition and the effects of future legislation or regulations. Forward-looking statements include all statements that are not historical facts and may be identified by the use of forward-looking terminology such as the words “believe,” “expect,” “plan,” “intend,” “anticipate,” “estimate,” “predict,” “potential,” “continue,” “may,” “will,” “should” or the negative of these terms or similar expressions. Although management believes that its plans, intentions and expectations reflected in or suggested by the forward-looking statements made in this presentation are reasonable, no assurance can be given that these plans, intentions or expectations will be achieved when anticipated or at all. Moreover, such statements are subject to a number of assumptions, risks and uncertainties. Many of these risks are beyond the control of SXC and SXCP, and may cause actual results to differ materially from those implied or expressed by the forward-looking statements. Each of SXC and SXCP has included in its filings with the Securities and Exchange Commission cautionary language identifying important factors (but not necessarily all the important factors) that could cause actual results to differ materially from those expressed in any forward-looking statement. For more information concerning these factors, see the Securities and Exchange Commission filings of SXC and SXCP.  All forward-looking statements included in this presentation are expressly qualified in their entirety by such cautionary statements. Although forward-looking statements are based on current beliefs and expectations, caution should be taken not to place undue reliance on any such forward-looking statements because such statements speak only as of the date hereof. SXC and SXCP do not have any intention or obligation to update publicly any forward-looking statement (or its associated cautionary language) whether as a result of new information or future events or after the date of this presentation, except as required by applicable law. This presentation includes certain non-GAAP financial measures intended to supplement, not substitute for, comparable GAAP measures. Reconciliations of non-GAAP financial measures to GAAP financial measures are provided in the Appendix at the end of the presentation. Investors are urged to consider carefully the comparable GAAP measures and the reconciliations to those measures provided in the Appendix.   SXCP Q3 2018 Earnings Call

Q3 2018 Highlights SXCP Q3 2018 Earnings Call Delivered Q3 2018 Adj. EBITDA of $54.6M and generated significant cash flow; ended quarter with ample liquidity of >$200M CMT handled approximately 3.2Mt; on pace to achieve 11.5Mt of total throughput volume in 2018 Granite City impacted by higher than expected outage costs and machinery fire Declared quarterly distribution of $0.40/unit Reduced debt outstanding by $25M on the revolving credit facility Revised full-year 2018 Adj. EBITDA attributable to SXCP guidance range of $210M to $215M from the previous range of $215M to $225M

Q3 2018 Financial Performance Q3 2018 net income attributable to SXCP of $15.3M down from $22.6M in the prior year quarter Impact from timing and scope of planned outages as well as machinery fire at GCO Strong logistics operating performance Higher depreciation expense Q3 2018 Adj. EBITDA of $54.6M down $3.8M, or 7% Distributable Cash Flow(1) of $22.4M and cash coverage of 1.19x(2) Q3 2018 OCF of $72.6M and OCF coverage ratio(3) of 3.84x Q3 2017 OCF coverage ratio(3) of 2.07x See appendix for a definition and reconciliation of Adjusted EBITDA, Distributable Cash Flow and Distribution Cash Coverage Ratio Reflects the Q3 2018 declared distribution of $0.40/unit Operating cash flow coverage ratio is net cash provided by operating activities divided by quarterly cash distributions to the limited and general partners. SXCP Q3 2018 Earnings Call ($ in millions, except coverage ratio) Distributable Cash Flow Distribution Cash Coverage Ratio ($ in millions) Net Income Attrib. to NCI Attrib. to SXCP Adjusted EBITDA

Adj. EBITDA(1) – Q3 ‘17 to Q3 '18 ($ in millions) Please see appendix for a definition and reconciliation of Adjusted EBITDA. (1) (1) ($8.2M) – Impact of timing and scope of outage at Granite City, which resulted in increased O&M and lower revenues ($2.6M) – PCM fire at Granite City which resulted in lower production and energy revenues Driven by substantially higher CMT throughput volumes Q3 ‘18 results benefited from strong CMT throughput volumes offset by higher outage costs and machinery fire at Granite City SXCP Q3 2018 Earnings Call

Coke Business Summary Q3 ’18 impacted by Granite City performance Cokemaking Performance (100% Basis)(1,2) /ton /ton /ton /ton /ton 585K 580K 568K 589K Sales Tons 589K Represents Haverhill, Middletown and Granite City on a 100% basis. See appendix for a definition and reconciliation of Adjusted EBITDA and Adjusted EBITDA per ton Achieved Q3 ‘18 Adj. EBITDA/ton(1,2) of ~$64 on 588K tons of production Q3 2018 Cokemaking Adj. EBITDA(1,2) of $37.4M down $12.6M vs Q3 ‘17 Solid performance at Haverhill & Middletown facilities Increased scope and duration of the Granite City planned outage in Q3 ’18 Anticipate Granite City outage will impact Q4 ’18 by ~$4M and will be completed by late-November Revised FY ’18 coke Adjusted EBITDA outlook to approximately $156M to $160M (2) SXCP Q3 2018 Earnings Call (Coke Production, Kt)

Logistics Business Summary SXCP Q3 2018 Earnings Call Strong Q3 2018 performance primarily driven by increased CMT throughput volumes; 2nd consecutive quarter of ~3.2Mt volumes M M M M M Total Logistics Adj. EBITDA ($M) (Tons Handled, Kt) Adjusted EBITDA includes Logistics deferred revenue when it is recognized as GAAP revenue. See appendix for a definition and reconciliation of Adjusted EBITDA Q4 2017 Adjusted EBITDA includes $16.4M recognition of previously deferred revenue related to take-or-pay shortfalls throughout 2017. $9.7M $29.5M $12.0M $16.7M CMT Adj. EBITDA $17.9M (1) (1) Logistics Performance (2) Delivered Q3 '18 Adj. EBITDA of $20.9M Sustained trend of strong throughput volumes due to continued favorable coal export market dynamics Improved volumes at domestic terminals; up 400Kt vs prior year period CMT contributed $17.9M to Q3 ‘18 Adjusted EBITDA ~80% increase in quarterly volume vs. Q3 ’17 ~9Mt total throughput tons YTD 2018 No take-or-pay volume shortfalls (e.g. deferred revenue) in 2018 from coal export customers Remain on track to deliver FY ’18 Logistics Adj. EBITDA of $70M - $75M, in line with expectations

Q3 2018 Liquidity ($ in millions) Revolver Availability: $178M Reduced debt by $25M from strong cash flow generation; maintain solid liquidity of >$200M SXCP Q3 2018 Earnings Call (Consolidated) Q3 '18 Total Debt $816M Gross Leverage(1) 3.84x Gross leverage for Q3 2018 calculated using the midpoint of the revised FY 2018E Adjusted EBITDA attributable to SXCP guidance range of between $210M to $215M. Max leverage covenant currently at 4.5x and steps-down to 4.0x debt to EBITDA in June 2020. Distribution of $0.40/unit paid in Q3 '18 $10.4M Ongoing CapEx $4.8M Granite City Remediation CapEx Solid Q3 operating performance Working Capital benefit

2018 Revised Guidance Footnotes: Cash tax impact from the operations of Gateway Cogeneration Company LLC, which is an entity subject to income taxes for federal and state purposes at the corporate level Revised cash interest accrual from $57M to $60M as a result of higher interest rates Reflects 4 quarters of declared distributions in 2018 at $0.40/unit quarterly rate Total distribution cash coverage ratio is estimated distributable cash flow divided by estimated distributions Revised Adj. EBITDA attributable to SXCP guidance as a result of higher costs and lower revenue at Granite City Increased ongoing capex reflecting the additional scope of outage at Granite City Expect to generate between $110M and $115M of DCF and cash coverage ratio(4) of 1.46x to 1.52x Maintain target of 3.5x Debt/EBITDA or lower and build cash balance to normalized levels by YE ’19 SXCP Q3 2018 Earnings Call

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Appendix

Definitions Adjusted EBITDA represents earnings before interest, taxes, depreciation and amortization (“EBITDA”), adjusted for any loss (gain) on extinguishment of debt and/or changes to our contingent consideration liability related to our acquisition of the CMT. Adjusted EBITDA does not represent and should not be considered an alternative to net income or operating income under GAAP and may not be comparable to other similarly titled measures in other businesses. Management believes Adjusted EBITDA is an important measure of the operating performance and liquidity of the Partnership's net assets and its ability to incur and service debt, fund capital expenditures and make distributions. Adjusted EBITDA provides useful information to investors because it highlights trends in our business that may not otherwise be apparent when relying solely on GAAP measures and because it eliminates items that have less bearing on our operating performance and liquidity. EBITDA and Adjusted EBITDA are not measures calculated in accordance with GAAP, and they should not be considered an alternative to net income, operating cash flow or any other measure of financial performance presented in accordance with GAAP. EBITDA represents earnings before interest, taxes, depreciation and amortization. Adjusted EBITDA attributable to SXC/SXCP represents Adjusted EBITDA less Adjusted EBITDA attributable to noncontrolling interests. •Adjusted EBITDA/Ton represents Adjusted EBITDA divided by tons sold/handled. SXCP Q3 2018 Earnings Call

Definitions Distributable Cash Flow equals Adjusted EBITDA plus sponsor support and Logistics deferred revenue; less net cash paid for interest expense, ongoing capital expenditures, accruals for replacement capital expenditures and cash distributions to noncontrolling interests; plus amounts received under the Omnibus Agreement and acquisition expenses deemed to be Expansion Capital under our Partnership Agreement. Distributable Cash Flow is a non-GAAP supplemental financial measure that management and external users of SXCP's financial statements, such as industry analysts, investors, lenders and rating agencies use to assess: SXCP's operating performance as compared to other publicly traded partnerships, without regard to historical cost basis; the ability of SXCP's assets to generate sufficient cash flow to make distributions to SXCP's unitholders; SXCP's ability to incur and service debt and fund capital expenditures; and the viability of acquisitions and other capital expenditure projects and the returns on investment of various investment opportunities. We believe that Distributable Cash Flow provides useful information to investors in assessing SXCP's financial condition and results of operations. Distributable Cash Flow should not be considered an alternative to net income, operating income, cash flows from operating activities, or any other measure of financial performance or liquidity presented in accordance with GAAP. Distributable Cash Flow has important limitations as an analytical tool because it excludes some, but not all, items that affect net income and net cash provided by operating activities and used in investing activities. Additionally, because Distributable Cash Flow may be defined differently by other companies in the industry, our definition of Distributable Cash Flow may not be comparable to similarly titled measures of other companies, thereby diminishing its utility. Ongoing capital expenditures (“capex”) are capital expenditures made to maintain the existing operating capacity of our assets and/or to extend their useful lives. Ongoing capex also includes new equipment that improves the efficiency, reliability or effectiveness of existing assets. Ongoing capex does not include normal repairs and maintenance, which are expensed as incurred, or significant capital expenditures. For purposes of calculating distributable cash flow, the portion of ongoing capex attributable to SXCP is used. Replacement capital expenditures (“capex”) represents an annual accrual necessary to fund SXCP’s share of the estimated costs to replace or rebuild our facilities at the end of their working lives. This accrual is estimated based on the average quarterly anticipated replacement capital that we expect to incur over the long term to replace our major capital assets at the end of their working lives. The replacement capex accrual estimate will be subject to review and prospective change by SXCP’s general partner at least annually and whenever an event occurs that causes a material adjustment of replacement capex, provided such change is approved by our conflicts committee. SXCP Q3 2018 Earnings Call

Q3 2018 Adj. EBITDA Reconciliation SXCP Q3 2018 Earnings Call The Partnership recorded a loss on extinguishment of debt as a result of its debt refinancing activities which occurred during the second quarter of 2017. Reflects net income attributable to noncontrolling interest adjusted for noncontrolling interest's share of interest, taxes, income, and depreciation and amortization.

Q3 2018 Adj. EBITDA Reconciliation SXCP Q3 2018 Earnings Call Changes in working capital exclude those items not impacting Adjusted EBITDA, such as changes in interest payable and income taxes payable. Reflects net income attributable to noncontrolling interest adjusted for noncontrolling interest's share of interest, taxes, income, and depreciation and amortization.

Q3 2018 Distributable Cash Flow Reconciliation SXCP Q3 2018 Earnings Call The Partnership recorded a loss on extinguishment of debt as a result of its debt refinancing activities which occurred during the second quarter of 2017. Logistics volume shortfall billings adjusts to include ton minimums billed throughout the year in Distributable Cash Flow to better align with cash collection. Volume shortfall billings on take-or-pay contracts are recorded as deferred revenue and are recognized into GAAP income based on the terms of the contract, at which time they will be excluded from Distributable Cash Flow. Represents SXC corporate cost reimbursement holiday/deferral. Reflects net income attributable to noncontrolling interest adjusted for noncontrolling interest's share of interest, taxes, income, and depreciation and amortization.

Q3 2018 Distributable Cash Flow Reconciliation SXCP Q3 2018 Earnings Call Changes in working capital exclude those items not impacting Adjusted EBITDA, such as changes in interest payable and income taxes payable. Logistics volume shortfall billings adjusts to include ton minimums billed throughout the year in Distributable Cash Flow to better align with cash collection. Volume shortfall billings on take-or-pay contracts are recorded as deferred revenue and are recognized into GAAP income based on the terms of the contract, at which time they will be excluded from Distributable Cash Flow. Represents SXC corporate cost reimbursement holiday/deferral. Reflects net income attributable to noncontrolling interest adjusted for noncontrolling interest's share of interest, taxes, income, and depreciation and amortization. Operating cash flow coverage ratio is net cash provided by operating activities divided by quarterly cash distributions to the limited and general partners. Operating cash flow is generally expected to be higher than Distributable Cash Flow as Distributable Cash Flow is further reduced by certain cash reserves including capital expenditures, an investing cash flow item. Additionally, Distributable Cash Flow represents only the Partnership’s share of available cash by excluding Adjusted EBITDA attributable to noncontrolling interest, while operating cash flow is reported on a consolidated basis. Distribution cash coverage ratio is distributable cash flow divided by total estimated distributions to the limited and general partners.

Balance Sheet & Debt Metrics SXCP Q3 2018 Earnings Call Gross leverage for Q3 2018 calculated using the midpoint of the revised FY 2018E Adjusted EBITDA attributable to SXCP guidance range of between $210M to $215M. Max Gross Debt / EBITDA Covenant: May 2017 – June 2020: 4.5x June 2020 – May 2022: 4.0x

2018E Revised(1) Guidance Reconciliation Revised as a result of the higher than expected outage costs and a machinery fire at our Granite City facility. Reflects revisions in estimated useful lives of certain assets in our Domestic Coke segment made in the third quarter. Reflects net income attributable to noncontrolling interest adjusted for noncontrolling interest's share of interest, taxes, income, and depreciation and amortization. SXCP Q3 2018 Earnings Call

2018E Revised(1) Guidance Reconciliation Revised as a result of the higher than expected outage costs and a machinery fire at our Granite City facility. Changes in working capital exclude those items not impacting Adjusted EBITDA, such as changes in interest payable and income taxes payable. Reflects net income attributable to noncontrolling interest adjusted for noncontrolling interest's share of interest, taxes, income, and depreciation and amortization. SXCP Q3 2018 Earnings Call

2018E Revised(1) Guidance Reconciliation Revised as a result of the higher than expected outage costs and a machinery fire at our Granite City facility. Reflects revisions in estimated useful lives of certain assets in our Domestic Coke segment made in the third quarter. Increased from $25M to $30M as a result of additional ongoing capex from increased scope to the GCO outage. Revised cash interest accrual from $57M to $60M as a result of higher interest rates. Cash tax impact from operations of Gateway Cogeneration Company LLC, which is an entity subject to income taxes for federal and state purposes at the corporate level. Reflects net income attributable to noncontrolling interest adjusted for noncontrolling interest's share of interest, taxes, income, and depreciation and amortization. SXCP Q3 2018 Earnings Call

2018E Revised(1) Guidance Reconciliation Revised as a result of the higher than expected outage costs and a machinery fire at our Granite City facility. Changes in working capital exclude those items not impacting Adjusted EBITDA, such as changes in interest payable and income taxes payable. Increased from $25M to $30M as a result of additional ongoing capex from increased scope to the GCO outage. Revised cash interest accrual from $57M to $60M as a result of higher interest rates. Cash tax impact from operations of Gateway Cogeneration Company LLC, which is an entity subject to income taxes for federal and state purposes at the corporate level. Reflects net income attributable to noncontrolling interest adjusted for noncontrolling interest's share of interest, taxes, income, and depreciation and amortization. Estimated distributions assumes distributions are held constant at $0.40 per unit each quarter. Operating cash flow coverage ratio is net cash provided by operating activities divided by total estimated distributions to the limited and general partners. Operating cash flow is generally expected to be higher than Distributable Cash Flow as Distributable Cash Flow is further reduced by certain cash reserves including capital expenditures, an investing cash flow item. Additionally, Distributable Cash Flow represents only the Partnership’s share of available cash by excluding Adjusted EBITDA attributable to noncontrolling interest, while operating cash flow is reported on a consolidated basis. Distribution cash coverage ratio is distributable cash flow divided by total estimated distributions to the limited and general partners. SXCP Q3 2018 Earnings Call

2018 Revised Capital Expenditures Revised guidance reduces the Environmental project capex from $35M to $30M as result of project delays. Ongoing capex is increased from $25M to $30 to reflect the additional scope to the GCO outage. Environmental Remediation cost at Granite City, which was pre-funded from dropdown proceeds. Excludes the impact of capitalized interest. Continued execution of Granite City Gas Sharing project in 2018; expect the project to be completed in first half of 2019 Anticipate ~$30M of CapEx in 2018 (~$50M in total in ‘17 & ‘18) SXC will make a $20M capital contribution to SXCP in 2018 related to reimbursement for the environmental remediation project; $10M was paid in Q1 ’18 and $10M expected in Q4 ‘18 Expect ~$5M of Environmental CapEx in 2019 as a result of project delays SXCP Q3 2018 Earnings Call

Thermal Coal Export Profitability (in $ per metric tonne) Solid API2 benchmark price should continue to support CMT ILB producers’ competitiveness in maintaining viable exports Netback calculation example assuming $98 per metric tonne prompt API 2 benchmark (Q3 2018 average). Ocean Freight for 70,000 metric tonne US Gulf/ARA Coal Panamax freight. Consists of CN rail transportation from ILB coal mines to CMT and terminal transloading costs Source: DTC (1) (2) Believe ILB export thermal solidly profitable at Q3 '18 API2 benchmark pricing of ~$98/t Based on average ILB cash cost, netback calculation implies attractive margins 2019 and 2020 API2 forward price is ~$100/t and ~$93/t, respectively(4) CMT well-positioned to serve existing ILB thermal coal producers (in $ per short ton) (3) SXCP Q3 2018 Earnings Call